EXHIBIT 10.1
EXECUTION COPY
ev3 Inc.
8,750,000 Shares
Common Stock:
UNDERWRITING AGREEMENT
dated April 19, 2007
Banc of America Securities LLC
Piper Jaffray & Co.
J.P. Morgan Securities Inc.

UNDERWRITING AGREEMENT
April 19, 2007
BANC OF AMERICA SECURITIES LLC
PIPER JAFFRAY & CO.
J.P. MORGAN SECURITIES INC.
   As Representatives of the several Underwriters
c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, NY 10019
Ladies and Gentlemen:
          Introductory. ev3 Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of 2,500,000 shares (the “Company Common Shares”) of its common stock, par value $0.01 per share (the “Common Stock”) and the stockholders of the Company named in Schedule B (collectively, the “Selling Stockholders”) severally propose to sell to the Underwriters an aggregate of 6,250,000 shares of Common Stock (the “Selling Stockholders Common Shares”), each Selling Stockholder selling up to the amount set forth opposite such Selling Stockholder’s name in Schedule B. The Company Common Shares and the Selling Stockholders Common Shares are collectively called the “Firm Common Shares”. Furthermore, one of the Selling Stockholders, Warburg, Pincus Equity Partners, L.P. (together with its two affiliated partnerships, Warburg, Pincus Netherlands Equity Partners I, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.) (“Warburg Pincus”) has granted to the Underwriters an option to purchase up to an additional 1,312,500 shares of Common Stock (the “Optional Common Shares”), as provided in Section 2, as set forth in Schedule B. The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the “Common Shares”. Banc of America Securities LLC (“BAS”), Piper Jaffray & Co. (“Piper”) and J.P. Morgan Securities Inc. (“JPMorgan”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Common Shares.
          The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-141826), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto or incorporated by reference therein, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rules 430A, 430B or 430C under the Securities Act, is called the “Registration Statement”. Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement”, and from and after the date and time of filing of the Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act is hereinafter called a “Preliminary Prospectus.” The term “Prospectus” shall mean the final prospectus relating to the Common Shares that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”) or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the effective date. Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act to the extent such documents are so incorporated and as such documents may be modified or superseded by such Preliminary Prospectus or the Prospectus. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).
          The Company and each of the Selling Stockholders hereby confirm their respective agreements with the Underwriters as follows:
          Section 1. Representations and Warranties.
          A. Representations and Warranties of the Company. The Company hereby represents and warrants to and covenants with, each Underwriter as follows:
     (a) Compliance with Registration Requirements. The Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect, the Commission has not issued any order or notice preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are threatened by the Commission. Each Preliminary Prospectus and the Prospectus when filed complied in all material respects with the Securities Act and the rules thereunder. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and at the date hereof, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date, at the date hereof, at the time of any filing pursuant to Rule 424(b), at the Closing Date (as defined herein) and at any Subsequent Closing Date (as defined herein), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case if the Company notifies the Representatives in writing of an event or condition as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Company so amends or supplements the Prospectus in compliance with the terms of this Agreement. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus (including any Prospectus wrapper), or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 8(c) hereof. There are no contracts or other documents of the Company or its subsidiaries required to be described in the Disclosure Package (defined below) and the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.
     (b) The documents incorporated by reference in the Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”).
     (c) Disclosure Package. The term “Disclosure Package” shall mean (i) any Preliminary Prospectus, if any, as amended or supplemented, as of the Applicable Time (defined below), (ii) any issuer free writing prospectuses, as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Schedule D hereto, (iii) any other free writing prospectus as defined in Rule 405 of the Securities Act (a “Free Writing Prospectus”) that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package as scheduled on Schedule E hereto and (iv) a schedule indicating the number of Common Shares being sold and the price at which the Common Shares will be sold to the public. As of 9:00 p.m. (Eastern time) on the date of execution and delivery of this Agreement (the “Applicable Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives (or on behalf of such Underwriter by counsel) specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(c) hereof.
     (d) Company Not Ineligible Issuer. (i) At the time of filing the Registration Statement and (ii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.
     (e) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offering of Common Shares under this Agreement or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any prospectus or prospectus supplement that is or becomes part of the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.
     (f) Offering Materials Furnished to Underwriters. The Company has delivered to the Representatives three complete copies of the manually signed Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and copies of any Preliminary Prospectus and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.
     (g) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the last Subsequent Closing Date (as defined below) and the completion of the Underwriters’ distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives or included in Schedule D hereto or the Registration Statement.
     (h) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and by the effect of general principles of equity and except that any rights to indemnity and contribution pursuant to Sections 8 and 9 hereof may be limited by federal and state securities laws and public policy considerations.
     (i) Authorization of the Common Shares. The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable.
     (j) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Stockholders with respect to the Firm Common Shares and Optional Common Shares offered by them included in the Registration Statement, except for such rights as have been duly waived or have been described in the Disclosure Package and Prospectus.
     (k) No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package and Prospectus, subsequent to the respective dates as of which information is given in the Disclosure Package: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other wholly owned subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of their capital stock.
     (l) Independent Registered Public Accountants. PricewaterhouseCoopers LLP and Ernst & Young LLP, which have expressed their respective opinions with respect to certain portions (as indicated therein) of the consolidated financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the

Prospectus, are each an independent registered public accounting firm as required by the Securities Act.
     (m) Preparation of the Financial Statements. The consolidated financial statements filed with the Commission and incorporated by reference in the Registration Statement and included or incorporated by reference in the Disclosure Package and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The financial statement schedule included or incorporated by reference in the Registration Statement presents fairly the information required to be stated therein. Such consolidated financial statements and financial statement schedule comply in form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles as promulgated in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto and subject, in the case of unaudited financial statements, to year-end adjustments. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. The consolidated financial data set forth in any Preliminary Prospectus and the Prospectus under the captions “Prospectus Summary — Summary Consolidated Financial Data,” and “Capitalization” fairly present the information set forth therein on a basis consistent with that of the consolidated audited financial statements contained or incorporated by reference in the Registration Statement.
     (n) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently conducted and as described in the Disclosure Package and the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary of the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for such security interests, mortgages, pledges, liens, encumbrances or claims (1) which would not individually or in the aggregate result in a Material Adverse Change or (2) pursuant to that certain Loan and Security Agreement, dated as of June 28, 2006 and amended as of

March 15, 2007, between Silicon Valley Bank and ev3 Endovascular, Inc., ev3 International, Inc. and Micro Therapeutics, Inc. The Company does not own, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s 2006 Annual Report on Form 10-K, except for any such corporation, association or other entity which is not a “significant subsidiary” as defined by Rule 1-02 of Regulation S-X under the Securities Act.
     (o) Capitalization and Other Capital Stock Matters. (i) The authorized, issued and outstanding capital stock of the Company is as set forth in the Disclosure Package and the Prospectus under the column “Actual” under the caption “Capitalization” as of the date specified therein; (ii) the authorized, issued and outstanding capital stock of the Company after giving effect to the sale of the Firm Common Shares, on a pro forma basis as of the date specified therein, is as set forth in the Prospectus and Disclosure Package under the column “As Adjusted” under the caption “Capitalization”, in each case, other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Disclosure Package and the Prospectus or upon exercise of outstanding convertible securities, options or warrants described in the Disclosure Package and the Prospectus, as the case may be. The Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Company’s registration statement on Form 8-A incorporated by reference in the Disclosure Package and Prospectus. All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by the Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws as of the Closing Date and as of the Subsequent Closing Date (as defined herein), if applicable. Except as set forth in that certain Holders Agreement, dated as of August 29, 2003, among the investors named therein and the Company, there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Disclosure Package and the Prospectus or issued or granted after the date thereof. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Disclosure Package and the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.
     (p) Quotation. The Common Shares have been approved for inclusion on the NASDAQ Global Select Market, subject only to official notice of issuance.
     (q) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its

subsidiaries is in violation of its charter, by-laws or other organizational documents or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. Each of the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Disclosure Package and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the Company’s charter or by-laws, or the organizational documents of any of its subsidiaries, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such consents which have been obtained and for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Disclosure Package and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act and applicable state securities or blue sky laws.
     (r) No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Prospectus, there are no legal or governmental actions, suits or proceedings (including, without limitation, any actions, suits or proceedings by the Food and Drug Administration (the “FDA’)) pending or, to the best of the Company’s knowledge, threatened (i) against the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding would be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or materially and adversely affect the Company’s ability to consummate the transactions contemplated by this Agreement. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent which would, individually or in the aggregate, be reasonably expected to result in a Material Adverse Change.
     (s) Intellectual Property Rights. Each of the Company and its subsidiaries own or possess the right to use sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted, except as such failure to own, possess the right to use or acquire such rights would not have a Material Adverse Change and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Except as disclosed in the Disclosure Package and the Prospectus, none of the Company or any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. None of the Company or any of its subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be described in the Disclosure Package and the Prospectus and are not described in all material respects. None of the Intellectual Property Rights owned by the Company or any of its subsidiaries have been obtained or are being used by the Company or any of its subsidiaries in violation of any contractual obligation binding on the Company, any of its subsidiaries or, to the Company’s knowledge, any of their respective officers, directors or employees or otherwise in violation of the rights of any persons, except where such violations would not, individually or in the aggregate, result in a Material Adverse Change.
     (t) All Necessary Permits, etc. The Company and each of its subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to so possess would not, individually or in the aggregate, result in a Material Adverse Change and none of the Company or any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.
     (u) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all the properties (whether real or personal) and assets reflected as owned in the financial statements referred to in Section l(A)(m) above (or elsewhere in the Disclosure Package and the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects to title, except such as are described in the Prospectus or would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the

Company or any subsidiary are held under valid and enforceable leases, with such exceptions as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Change.
     (v) Tax Law Compliance. Each of the Company and its subsidiaries has filed all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except in each case as would not, individually or in the aggregate, result in a Material Adverse Change or which the Company or any such subsidiary is contesting in good faith. As of the Closing Date and the Subsequent Closing Date, if any, the Company and its subsidiaries will have filed all necessary federal, state, local, and foreign income and franchise tax returns required to be filed through the Closing Date and the Subsequent Closing Date (as defined herein), as applicable, and have paid all taxes due thereon and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except in each case as would not, individually or in the aggregate, result in a Material Adverse Change or which the Company or any such subsidiary is contesting in good faith. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(A)(m) above in respect of all federal, state, local and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.
     (w) Company Not an “Investment Company.” The Company is not and, after giving effect to the offering and the sale of the Common Shares and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (x) Insurance. Each of the Company and its subsidiaries are insured with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company or its subsidiaries against theft, damage, destruction and acts of vandalism. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.
     (y) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.
     (z) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in any Preliminary Prospectus or the Prospectus which have not been described as required.
     (aa) Disclosure Controls. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15 of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of their disclosure controls and procedures for the period ended December 31, 2006 as required by Rule 13a-15 of the Exchange Act. There have been no material changes to the Company’s disclosure controls and procedures since December 31, 2006.
     (bb) No Unlawful Contributions or Other Payments. None of the Company, its subsidiaries or, to the best of the Company’s knowledge, any employee or agent of the Company or any of their respective subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.
     (cc) Internal Controls and Procedures. The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements of the Company in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (dd) No Material Weakness in Internal Controls. Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has remedied all material weaknesses disclosed in its prior filings under the Exchange Act with the SEC.
     (ee) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) none of the Company or any of its subsidiaries is in violation of any applicable federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, applicable laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any applicable permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any applicable Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims’), pending or, to the best of the Company’s knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the Company’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents related to the Company or any of its subsidiaries, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that would result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

     (ff) ERISA Compliance. The Company, its subsidiaries and any “employee benefit plan” (as defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance with ERISA, except where the failure to be so in compliance would not result in a Material Adverse Change. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, except where such occurrence would not have a Material Adverse Change. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA), except where such liabilities would not have a Material Adverse Change. None of the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code, except where such liabilities would not have a Material Adverse Change. Each “employee benefit plan” established or maintained by the Company or its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code satisfies the qualification requirements under Section 401(a) of the Code except where the failure to satisfy such requirements would not result in a Material Adverse Change and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification under Section 401(a) of the Code.
     (gg) Brokers. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or its subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.
     (hh) No Outstanding Loans or Other Indebtedness. There are no material outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company except as disclosed in the Disclosure Package and the Prospectus.
     (ii) Compliance with Laws. The Company has not been advised, nor has reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the rules and regulations of the FDA, the Federal Food, Drug and Cosmetic Act, as amended, the Biologic Products provisions of the Public Health Service Act, as amended, and the Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended, except as disclosed in the Disclosure Package and the Prospectus or except where failure to be so in compliance would not result in a Material Adverse Change.
     (jj) FDA Proceedings. To the best of the Company’s knowledge, there are no rulemakings or similar proceedings before the FDA or any similar entity in any other jurisdiction which involve the Company or any of its subsidiaries or any of the processes or products which the Disclosure Package or the Prospectus discloses the Company or any of its subsidiaries has developed, is developing or proposes to develop, or uses or proposes to use which, if the subject of an action unfavorable to the Company or any of its subsidiaries, would result in a Material Adverse Change.
     (kk) Sarbanes-Oxley Compliance. There is and has been no failure on the part of the Company and, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.
     (ll) Lending Relationship. Except as disclosed in the Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter required to be disclosed in the Disclosure Package and Prospectus and (ii) does not intend to use any of the proceeds from the sale of the Common Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.
     (mm) Statistical and Market Related Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
     (nn) Accuracy of Statements in the Disclosure Package and the Prospectus. The statements in the Disclosure Package and the Prospectus under the headings, “Government Regulation” and “Legal Proceedings” and risk factors related thereto insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries in all material respects of such legal matters, agreements, documents or proceedings.

     (oo) No Rated Debt Securities. The Company has no rated debt securities.
          Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.
          The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.
          B. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder severally and not jointly represents, warrants and covenants to each Underwriter as follows:
     (a) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and by the effect of general principles of equity and except that any rights to indemnity and contribution pursuant to Sections 8 and 9 hereof may be limited by federal and state securities laws and public policy considerations.
     (b) The Custody Agreement and Power of Attorney. Each of the (i) Custody Agreement signed by such Selling Stockholders and Wells Fargo Shareowner Services, as custodian (the “Custodian”), relating to the deposit of the Common Shares to be sold by such Selling Stockholder (the “Custody Agreement”) and (ii) Power of Attorney appointing certain individuals named therein as such Selling Stockholder’s attorneys-in-fact (each, an “Attorney-in-Fact”) to the extent set forth therein relating to the transactions contemplated hereby and by the Disclosure Package and the Prospectus (the “Power of Attorney”), of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and. remedies of creditors or by general equitable principles.
     (c) Title to Common Shares to be Sold. Such Selling Stockholder is, on the Closing Date and on any Subsequent Closing Date (as defined herein), the record and beneficial owner of, and has good and valid title to the Common Shares to be sold by such Selling Stockholder pursuant to this

Agreement free and clear of all liens, encumbrances, equities or claims (other than the transfer restrictions of the lock-up agreement executed by such Selling Stockholder) and has duly indorsed such Common Shares in blank and, assuming that the Underwriters acquire their interest in the Common Shares they have purchased without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code (the “UCC”), such Underwriters that have purchased Common Shares on the date hereof to The Depository Trust Company (“DTC”) by making payment thereof, as provided herein, and that have had such Common Shares credited to the securities account or accounts of such Underwriters maintained with DTC will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Common Shares purchased by such Underwriters, and no action based on an adverse claim, may be asserted against such Underwriters with respect to such Common Shares.
     (d) All Authorizations Obtained. Such Selling Stockholder has the legal right and power, and all authorizations and approvals required by law and under its partnership agreement or other organizational document to enter into this Agreement and its Custody Agreement and Power of Attorney to sell, transfer and deliver all of the Common Shares which may be sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.
     (e) Delivery of the Common Shares to be Sold. Delivery of and payment for the Common Shares which are sold by such Selling Stockholder pursuant to this Agreement will pass good and valid title to such Common Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.
     (f) Non-Contravention; No Further Authorizations or Approvals Required. The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under this Agreement, the Custody Agreement and the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent (except for such consents that have been obtained) of any other party to any agreement or instrument to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder, except for such conflicts, breaches, or defaults that would not affect the ability of the Selling Stockholder to consummate the transactions contemplated hereby. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.
     (g) No Registration or Other Similar Rights. Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Company’s Annual Report on Form 10-K, which is incorporated by reference in the Disclosure Package and the Prospectus, under “Item 13. Certain Relationships and Related Transactions—Registration Rights Agreement”.
     (h) No Further Consents, etc. No consent, approval or waiver is required under any instrument or agreement to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Common Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby, except for such consents, approvals or waivers that have been obtained.
     (i) Disclosure Made by such Selling Stockholder in the Prospectus. All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the Registration Statement, the Disclosure Package, the Prospectus or any Free Writing Prospectus or any amendment or supplement thereto used by the Company or any Underwriter, as the case may be, was, as of the Applicable Time, and on the Closing Date and any Subsequent Closing Date will be true, correct and complete in all material respects, and as of the Applicable Time does not, and on the Closing Date and any Subsequent Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information, in light of the circumstances under which they were made, not misleading, it being understood and agreed that the only information furnished by or on behalf of such Selling Stockholder is its legal name, address and the number of shares of Common Stock owned by such Selling Stockholder before and after the offering as set forth in the table in the Disclosure Package and the Prospectus under the caption “Selling Stockholders”. Such Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Stockholder’s name in the Disclosure Package and the Prospectus under the caption “Selling Stockholders” (both prior to and after giving effect to the sale of the Common Shares).
     (j) No Price Stabilization or Manipulation. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

          Any certificate signed by or on behalf of any Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters pursuant to Section 5(k) hereof shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.
          Each Selling Stockholder acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.
          Section 2. Purchase, Sale and Delivery of the Common Shares.
     (a) The Firm Common Shares. Upon the terms but subject to the conditions herein set forth, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 2,500,000 Firm Common Shares and (ii) the Selling Stockholders agree to sell to the several Underwriters an aggregate of 6,250,000 Firm Common Shares, each Selling Stockholder selling the number of Firm Common Shares set forth opposite such Selling Stockholder’s name on Schedule B. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders the respective number of Firm Common Shares set forth opposite their names on Schedule A, plus any additional number of Firm Common Shares which the Underwriters may become obligated to purchase pursuant to the provisions of Section 10 hereof. The purchase price per Firm Common Share to be paid by the several Underwriters to the Company shall be $18.145 per share.
     (b) The Closing Date. Delivery of certificates or book-entry transfers for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY, 10019, Attention: Steven J. Gartner (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York time, on April 25, 2007, the third (fourth, if the determination of the purchase price of the Firm Common Shares occurs after 4:30 p.m. New York time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company) (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Preliminary Prospectus or Prospectus or a delay as contemplated by the provisions of Section 10.
     (c) The Optional Common Shares, the Subsequent Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, Warburg Pincus hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 1,312,500 Optional Common Shares as set forth on Schedule B. The purchase price per Optional Common Share to be paid by the several Underwriters to Warburg Pincus shall be $18.145 per share. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. No Optional Common Shares shall be sold or delivered unless the Firm Common Shares previously have been, or simultaneously are, sold and delivered. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representatives to Warburg Pincus (with a copy to the Company), which notice may be given at any time within 30 days from the date of the Prospectus. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates or the book-entry transfers for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates or book-entry transfers will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term “Closing Date” shall refer to the time and date of delivery of certificates or the book-entry transfers for the Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the Closing Date, is called the “Subsequent Closing Date” and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Common Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Common Shares to be purchased as the number of Firm Common Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Common Shares. The Representatives may cancel the option at any time prior to any notice of exercise of such option and prior to the expiration of such option by giving written notice of such cancellation to Warburg Pincus (with a copy to the Company).
     (d) Public Offering of the Common Shares. The Representatives hereby advise the Company and the Selling Stockholders that the Underwriters intend to offer for sale to the public, as described in the Disclosure Package and the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.
     (e) Payment for the Common Shares. Payment for the Firm Common Shares to be sold by the Company shall be made at the Closing Date by wire transfer of immediately available funds to the order of the Company.

Payment for the Common Shares to be sold by the Selling Stockholders shall be made at the Closing Date (and, if applicable, at any Subsequent Closing Date) by wire transfer of immediately available funds to the order of each Selling Stockholder.
          It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. BAS, Piper and JPMorgan, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date or the Subsequent Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.
          Each Selling Stockholder hereby agrees that (i) it will pay all applicable stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Common Shares to be sold by such Selling Stockholder to the several Underwriters, in connection with the performance of such Selling Stockholder’s obligations hereunder and the respective Underwriters will pay any such taxes involved in further transfers and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to the Selling Stockholder hereunder and to hold such amounts for the account of the Selling Stockholder with the Custodian under the Custody Agreement.
     (f) Delivery of the Common Shares. The Company and each of the Selling Stockholders shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters book-entry transfers or certificates for the Firm Common Shares at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Warburg Pincus shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters, book-entry transfers or certificates for the Optional Common Shares the Underwriters have agreed to purchase from it at the Closing Date or the Subsequent Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The book-entry transfers or certificates for the Common Shares shall be registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the Closing Date (or the Subsequent Closing Date, as the case may be) and the form of certificate shall be made available for inspection on the business day preceding the Closing Date (or the Subsequent Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.
     (g) Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. on the second business day following the date the Common Shares are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representatives shall request.
          Section 3. Additional Covenants.
          A. Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:
     (a) Representatives’ Review of Proposed Amendments and Supplements. During such period beginning on the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus, subject to Section 3(A)(e), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement to which the Representatives reasonably object.
     (b) Securities Act Compliance. After the date of this Agreement and during the Prospectus Delivery Period, the Company shall promptly advise the Representatives in writing (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order or notice preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use its reasonable best efforts to prevent the issuance of any such stop order or notice of prevention or suspension of such use. If the Commission shall enter any such stop order or issue any such notice at any time, the Company will use its commercially reasonable efforts to obtain the lifting of such order or notice as soon as is reasonably possible or reversal of such order or notice at the earliest possible moment, or subject to Section 3(A)(a), will file an amendment to the Registration Statement or will file a new registration statement and use its commercially reasonable efforts to have such amendment or new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430C, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its commercially reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.
     (c) Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.
     (d) Amendments and Supplements to the Registration Statement, Disclosure Package and Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus, as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if it is necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the opinion of the Representatives it is otherwise necessary or advisable to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Representatives of any such event or condition and (ii) promptly prepare (subject to Section 3(A)(a) and 3(A)(e) hereof), file with the Commission (and use its commercially reasonable efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with the law.
     (e) Permitted Free Writing Prospectuses. The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representatives, it will not make, any offer relating to the Common Shares that constitutes or would constitute an Issuer Free Writing

Prospectus or that otherwise constitutes or would constitute a Free Writing Prospectus or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule D hereto and any electronic road show. Any such Free Writing Prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.
     (f) Copies of any Amendments and Supplements to the Registration Statement, Disclosure Package and Prospectus. The Company agrees to furnish the Representatives, without charge, signed copies of the Registration Statement and during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto and the Disclosure Package as the Representatives may reasonably request.
     (g) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial Securities laws or other foreign laws of those jurisdictions reasonably designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. Notwithstanding the preceding sentence, the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof as soon as is reasonably possible.
     (h) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus.
     (i) Transfer Agent. The Company shall continue to maintain, at its expense, a registrar and transfer agent for the Common Stock.

     (j) Earnings Statement. The Company will timely file such reports pursuant to the Exchange Act as are necessary to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning after the effective date of the Registration Statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.
     (k) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission and the NASDAQ Global Select Market all reports and documents required to be filed under the Exchange Act.
     (l) Company to Provide Interim Financial Statements. Prior to the Closing Date, the Company will furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any quarterly period subsequent to the period covered by the most recent financial statements appearing in the Company’s Annual Report on Form 10-K incorporated by reference in the Registration Statement.
     (m) Quotation. The Company will use its best efforts to include, subject to notice of issuance, the Common Shares on the NASDAQ Global Select Market.
     (n) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus, the Company will not, without the prior written consent of BAS, Piper and JPMorgan (which consent may be withheld at the sole discretion of BAS, Piper and JPMorgan), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock or publicly announce the intention to do any of the foregoing (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may (a) issue shares of its Common Stock upon exercise of options or warrants, granted pursuant to any warrant, stock option, stock bonus or other stock plan or arrangement described or incorporated by reference in the Disclosure Package and the Prospectus, (b) issue options to purchase its Common Stock pursuant to any stock option, stock bonus or other stock plan or arrangement described or incorporated by reference in the Disclosure Package and the Prospectus, but only if such options are not exercisable by their terms during the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus, as such period may be extended pursuant to this Section 3(A)(n), or (c) file a registration statement on Form S-8 with respect to the shares of Common Stock subject to the stock options issued or to be issued pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus. Notwithstanding the foregoing, if (x) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     (o) Compliance with Sarbanes-Oxley Act. The Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.
     (p) Future Reports to the Representatives. During the period of five years hereafter the Company will furnish to the Representatives at 9 West 57th Street, New York, NY 10022, Attention: Thomas M. Morrison: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock; provided, however, that the Company shall not be required to furnish copies of such reports, documents or communications that are filed with the Commission and available through EDGAR.
     (q) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Common Shares, in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.
     (r) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange

Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Common Shares.
     (s) Existing Lock Up Agreement. The Company will enforce all existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities in connection with the Company’s public offering. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing “lock up” agreements for the duration of the periods contemplated in such agreements.
          B. Covenants of the Selling Stockholders. Each Selling Stockholder further covenants and agrees with each Underwriter:
     (a) Agreement Not to Offer or Sell Additional Sales. Such Selling Stockholder will execute and deliver on the Closing Date the lock up agreement in the form of Exhibit E hereto.
     (b) Delivery of Forms W-8 and W-9. To deliver to the Representatives prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).
     (c) No Free Writing Prospectuses. Such Selling Stockholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and agrees that it will not distribute any written materials in connection with the offer or sale of the Common Shares.
          BAS, Piper and JPMorgan, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company or any Selling Stockholder of any one or more of the foregoing covenants or extend the time for their performance. Notwithstanding the foregoing, BAS, Piper and JPMorgan, for the benefit of each of the other Representatives, agree not to consent to any action proposed to be taken by the Company, the Selling Stockholders or any other holder of the Company’s securities that would otherwise be prohibited by, or to waive compliance by the Company, the Selling Stockholder or any such other security holder with the provisions of Section 3(A)(n) above or any lock-up agreement delivered pursuant to Section 5(m) below without giving each of the other Underwriters such prior notice as each of the Representatives deem acceptable to permit compliance by the Representatives and other Underwriters with applicable provisions of NASD Conduct Rule 2711(f) restricting publication and distribution of research and public appearances by research analysts before and after the expiration, waiver or termination of a lock-up agreement.
          Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance by the Company of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors engaged by the Company, (v) fees and expenses of one counsel for both of the Selling Stockholders; (vi) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, each Preliminary Prospectus (including any Prospectus wrapper) and the Prospectus (including any Prospectus wrapper), and all amendments and supplements thereto, and this Agreement, (vii) all filing fees, attorneys’ fees and expenses reasonably incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (viii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD’s review and approval of the Underwriters’ participation in the offering and distribution of the Common Shares, (ix) the fees and expenses associated with including the Common Stock on the NASDAQ Global Select Market, (x) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement, and (xi) any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Common Shares, provided that the Company and the Underwriters agree that expenses for any charter air travel in connection with such meetings shall be borne equally by the Company and the Underwriters. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.
          Each Selling Stockholder further agrees with each Underwriter to pay (directly or by reimbursement) its individual fees and expenses incident to the performance of its respective obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel (beyond one counsel for both of the Selling Stockholders) and other advisors for such Selling Stockholder and (ii) expenses and taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Stockholder to the Underwriters hereunder.
          This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.
          Section 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Common Shares as provided herein on the Closing Date and, with respect to the Optional Common Shares, the Subsequent Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders set forth in Sections 1(A) and 1(B), respectively, hereof as of the date hereof and the Company and the Selling Stockholders as of the Closing Date as though then made and, with respect to the Optional Common Shares, as of the Subsequent Closing Date as though then made, to the timely performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:
         (a) Accountants’ Comfort Letters. On the date hereof, the Representatives shall have received from each of PricewaterhouseCoopers LLP and Ernst & Young LLP, independent registered public accounting firms for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Disclosure Package and the Prospectus (and the Representatives shall have received an additional three conformed copies of such accountants’ letter for each of the several Underwriters). On the date hereof, PricewaterhouseCoopers LLP shall have furnished a letter, dated the date of delivery thereof, in form and substance satisfactory to the Underwriters and PricewaterhouseCoopers LLP, to the effect that:
        (i) They are an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (“PCAOB”).
        (ii) For the periods in which PricewaterhouseCoopers LLP has expressed their opinion on the consolidated financial statements of the Company — the information set forth in the Company’s Form 10-K for the year ended December 31, 2006 under the captions “Company Overview” “Research & Development”, “Risk Factors”, “Use of Proceeds”. “Selected Financial Data”, “Managements Discussion and Analysis of Financial Condition and Results of Operation”, “Liquidity and Capital Resources”, “Allowance for Doubtful Accounts”, “Excess and Obsolete Inventory”, “Valuation of Acquired In-Process Research and Development, Goodwill and Other Intangible Assets”, “Accounting for Income Taxes”, “Foreign Currency Exchange Rate Risk”, which is expressed in dollars (or percentages derived from such dollar amounts) and has been obtained from accounting records which are subject to control over financial reporting or which has been derived directly from such accounting records by analysis or computation, is in agreement with such records or computations made therefrom.
        (iii) For the periods in which PricewaterhouseCoopers LLP has expressed their opinion on the consolidated financial statements of the Company — the information set forth in the Company’s Preliminary Prospectus and Prospectus under the captions “Prospectus Summary”, “Key Accomplishments Since Our Initial Public Offering”, “Summary Consolidated Financial Data”, “Risk Factors”, “Managements Discussion and Analysis of Financial Condition and Results of Operation”, “Liquidity

and Capital Resources”, “Allowance for Doubtful Accounts”, “Excess and Obsolete Inventory”, “Valuation of Acquired In-Process Research and Development, Goodwill and Other Intangible Assets”, “Accounting for Income Taxes”, “Business”, “Research and Development”, which is expressed in dollars (or percentages derived from such dollar amounts) and has been obtained from accounting records which are subject to control over financial reporting or which has been derived directly from such accounting records by analysis or computation, is in agreement with such records or computations made therefrom.
         (b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the Closing Date and, with respect to the Optional Common Shares, the Subsequent Closing Date:
        (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A and 430C under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act, or the Company shall have filed a post-effective amendment to the Registration Statement containing the-information required by such Rule 430A and 430C, and such post-effective amendment shall have become effective;
        (ii) all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433;
        (iii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and
        (iv) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.
         (c) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the Closing Date and, with respect to the Optional Common Shares, the Subsequent Closing Date, in the judgment of the Representatives there shall not have occurred any Material Adverse Change.
         (d) Opinions of Counsel for the Company. On each of the Closing Date and the Subsequent Closing Date, the Representatives shall have received the opinion of Oppenheimer Wolf & Donnelly LLP, counsel for the Company, dated as of such closing date, the form of which is attached as Exhibit A (and the Representatives shall have received an additional three conformed copies of such counsel’s legal opinion for each of the several Underwriters).
         (e) Opinion of Special Regulatory Counsel for the Company. On each of the Closing Date and the Subsequent Closing Date, the

Representatives shall have received the opinion of Taylor Wessing, special foreign regulatory counsel for the Company, dated as of such closing date, the form of which is attached as Exhibit B (and the Representatives shall have received an additional three conformed copies of such counsel’s legal opinion for each of the several Underwriters).
         (f) Opinion of Special Patent Counsel for the Company. On each of the Closing Date and the Subsequent Closing Date, the Representatives shall have received the opinion of Glenn Edwards, inside patent counsel for the Company, dated as of such closing date, the form of which is attached as Exhibit C (and the Representatives shall have received an additional three conformed copies of such counsel’s legal opinion for each of the several Underwriters).
         (g) Opinion of Counsel for the Underwriters. On each of the Closing Date and the Subsequent Closing Date, the Representatives shall have received the favorable opinion of Willkie Farr & Gallagher LLP, counsel for the Underwriters, dated as of such closing date, in form and substance satisfactory to the Underwriters (and the Representatives shall have received an additional two conformed copies of such counsel’s legal opinion for each of the several Underwriters).
         (h) Officers’ Certificate. On each of the Closing Date and the Subsequent Closing Date, the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such closing date, to the effect set forth in subsection (b)(ii) and (b)(iii) of this Section 5, and further to the effect that:
        (i) for the period from and after the date of this Agreement and prior to such closing date, there has not occurred any Material Adverse Change;
        (ii) the representations and warranties of the Company set forth in Section 1(A) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such closing date; and
        (iii) the Company has complied with all of its covenants and agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such closing date.
         (i) Bring-down Comfort Letters. On each of the Closing Date and the Subsequent Closing Date, the Representatives shall have received from each of PricewaterhouseCoopers LLP and Ernst & Young LLP, independent registered public accounting firms for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or Subsequent Closing Date, as the case may be (and the Representatives shall have received an additional three conformed copies of such accountants’ letter for each of the several Underwriters).
         (j) Opinions of Counsel for Selling Shareholders. On each of the Closing Date and the Subsequent Closing Date, the Representatives shall have received the opinion of (i) Oppenheimer Wolf & Donnelly LLP, counsel for Warburg Pincus, dated as of such closing date, the form of which is attached as Exhibit D-1 (and the Representatives shall have received an additional three conformed copies of such counsel’s legal opinion for each of the several Underwriters) and (ii) Wilentz Goldman & Spitzer P.A., counsel for Vertical Fund I, L.P. and Vertical Fund II, L.P., dated as of such closing date, the form of which is attached as Exhibit D-2 (and the Representatives shall have received an additional three conformed copies of such counsel’s legal opinion for each of the several Underwriters).
         (k) Selling Stockholder’s Certificate. On each of the Closing Date and the Subsequent Closing Date, the Representatives shall receive a written certificate executed by each Selling Stockholder, dated as of such closing date, to the effect that:
        (i) the representations, warranties and covenants of such Selling Stockholder set forth in Section 1(B) of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Stockholder on and as of such closing date; and
        (ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such closing date.
         (l) Selling Stockholder’s Documents. On the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Representatives copies of the Power of Attorney and Custody Agreement executed by the Selling Stockholder and such further information, certificates and documents as the Representatives may reasonably request.
         (m) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit E hereto from the persons on Exhibit F hereto, and such agreement shall be in full force and effect on each of the Closing Date and the Subsequent Closing Date.
         (n) Listing of Shares. The Common Shares shall have been listed and admitted and authorized for trading on the NASDAQ Global Select Market, and satisfactory evidence of such actions shall have been provided to the Representatives.

         (o) Additional Documents. On or before each of the Closing Date and the Subsequent Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
          If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time on or prior to the Closing Date and, with respect to the Optional Common Shares, at any time prior to the Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.
          Section 6. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5, Section 7, Section 10 (to the extent the termination pursuant to Section 10 is not as a result of (a) a default by an Underwriter that is a Representative (a “Defaulting Representative”) or (b) a default by a Defaulting Representative and one or more other defaulting Underwriters that is not a Defaulting Representative), Section 11 or Section 18, or if the sale to the Underwriters of the Common Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
          Section 7. Effectiveness of this Agreement. This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement under the Securities Act.
          Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company or the Selling Stockholders to any Underwriter, except that if this Agreement is terminated by the Company or the Selling Stockholders, the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company or the Selling Stockholders, or (c) any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

          Section 8. Indemnification.
     (a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees, and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A and 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto) or any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-IFWP Road Show”), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; and to reimburse each Underwriter, its directors, officers, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BAS, Piper and JPMorgan) as such expenses are reasonably incurred by such Underwriter, or its officers, directors, employees, agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.
     (b) Indemnification of the Underwriters by the Selling Stockholders. Each Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Selling Stockholder), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A and 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or with the approval of such Selling Stockholder expressly for use in the Registration Statement or any amendments or supplements thereto; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or with the approval of such Selling Stockholder expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus, the Prospectus (or any amendments or supplements thereto) or any Non-IFWP Road Show; and to reimburse each Underwriter, its directors, officers, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of one counsel chosen by BAS, Piper and JPMorgan) as such expenses are reasonably incurred by such Underwriter, its directors, officers, employees, agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to such Selling Stockholders by the Representatives expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus, the Prospectus (or any

amendment or supplement thereto) or any Non-IFWP Road Show. Each Underwriter hereby acknowledges that the only information that such Selling Stockholder furnished to the Company expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show are its legal name, address and the number of shares of Common Stock owned by such Selling Stockholder before and after the offering as set forth in the table in the Disclosure Package and the Prospectus under the caption “Selling Stockholders”. The liability of each Selling Stockholder under the indemnity agreement contained in this paragraph 8(b) shall be limited to an amount equal to the net proceeds received by such Selling Stockholder from the offering of the Common Shares sold by such Selling Stockholder pursuant to this Agreement.
     (c) Indemnification of the Company, its Directors and Officers and the Selling Stockholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or the Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto), or any Non-IFWP Road Show or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company and each Selling Stockholder hereby acknowledge that the only information that the Underwriters have furnished to the Company and the Selling Stockholders expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus, the

Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show are the statements set forth in the table in the first paragraph and in the third, seventh, ninth, tenth, and twenty-sixth paragraphs under the caption “Underwriting” in the Disclosure Package and the Prospectus; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this Section 8(c) shall be in addition to any liabilities that each Underwriter may otherwise have.
     (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (or by BAS, Piper and JPMorgan in the case of Section 8(c) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
     (e) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, such consent not to be unreasonably withheld, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.
          Section 9. Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discount and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate public offering price of the Common Shares as set forth on such cover. The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Selling Stockholders, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(d) for purposes of indemnification.
          The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.
          Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discount and commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.
          Notwithstanding any other provision of this Agreement, the liability of each Selling Stockholder to contribute pursuant to Section 9 shall be limited to the net proceeds received by such Selling Stockholder from the offering of the Common Shares sold by such Selling Stockholder pursuant to this Agreement. For purposes of this Section 9, each person, if any, who controls a Selling Stockholder within the meaning of Section 15 of the Securities Act of Section 20 of the Exchange Act shall have the same rights to contribution as such Selling Stockholder.

          Section 10. Default of One or More of the Several Underwriters. If, on the Closing Date or the Subsequent Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or the Subsequent Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6 (to the extent the termination pursuant to Section 10 is not as a result of (a) a default by a Defaulting Representative or (b) a default by a Defaulting Representative and one or more other defaulting Underwriters that is not a Defaulting Representative), Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date or the Subsequent Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.
          As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
          Section 11. Termination of this Agreement. Prior to the Closing Date this Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NASDAQ Stock Market, or trading in securities generally on either the NASDAQ Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal or New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development” involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the commercially reasonable judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Stockholders to any Underwriter, except that the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company or the Selling Stockholders or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.
          Section 12. No Advisory or Fiduciary Responsibility. Each of the Company and the Selling Stockholders acknowledges and agrees that: (i) the purchase and sale of the securities pursuant to this Agreement, including the determination of the public offering price of the Common Stock and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholders or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters) and no Underwriter has any obligation to the Company or the Selling Stockholders with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholders and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Selling Stockholders have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
          Except as set forth in Section 19, this Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholders and the several Underwriters, or any of them, with respect to the subject matter hereof (except for agreements relating to expenses paid by the Company on behalf of the Selling Stockholders). The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Stockholders may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

          Section 13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, their respective officers, the Selling Stockholders and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter or any person controlling any Underwriter, the Company, the officers, directors or employees of the Company or any person controlling the Company, or the Selling Stockholder, (ii) acceptance of the Common Shares and payment for them hereunder and (iii) termination of this Agreement.
          Section 14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:
If to the Representatives:
Banc of America Securities LLC
9 West 57th Street
New York, NY 10019
Facsimile: (212) 933-2217
Attention: Thomas M. Morrison
and
Piper Jaffray & Co.
800 Nicollet Mall
Suite 800
Minneapolis, MN 55402
Facsimile: (415) 277-1551
Attention: Jeffrey A. Hoffman
and
J.P. Morgan Securities Inc.
277 Park Avenue
9th Floor
New York, New York 10172
Facsimile: (212) 622-8358
Attention: Equity Syndicate Desk
with a copy (which shall not constitute notice) to:
Banc of America Securities LLC
9 West 57th Street
New York, New York 10019
Facsimile: (212) 583-8567
Attention: Legal Department
with a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Facsimile: (212) 728-9222
Attention: Steven J. Gartner, Esq.
If to the Company:
ev3 Inc.
9600 54th Avenue North
Plymouth, MN 55442
Facsimile: (763) 398-7191
Attention: Kevin M. Klemz, Esq.
with a copy (which shall not constitute notice) to:
Oppenheimer Wolff & Donnelly LLP
Plaza VII Building, Suite 3300
45 South Seventh Street
Minneapolis, MN 55402
Facsimile: (612) 607-7100
Attention: Bruce A. Machmeier, Esq.
If to Warburg Pincus:
Warburg, Pincus Equity Partners, L.P.
c/o Warburg Pincus & Co.
466 Lexington Avenue
New York, NY 10017
Facsimile: (212) 716-5068
Attention: Scott A. Arenare, Esq.
with a copy (which shall not constitute notice) to:
Oppenheimer Wolff & Donnelly LLP
Plaza VII Building, Suite 3300
45 South Seventh Street
Minneapolis, MN 55402
Facsimile: (612) 607-7100
Attention: Thomas A. Letscher, Esq.
If to Vertical Fund I, L.P. or Vertical Fund II, L.P.:
Vertical Fund I, L.P.
c/o Vertical Group, L.P.
25 Deforest Avenue
Summit, New Jersey 07901

Facsimile: (908) 273-9434
Attention: John A. Slattery
Vertical Fund II, L.P.
c/o Vertical Group, L.P.
25 Deforest Avenue
Summit, New Jersey 07901
Facsimile: (908) 273-9434
Attention: John A. Slattery
with a copy (which shall not constitute notice) to:
Wilentz Goldman & Spitzer, P.A.
90 Woodbridge Center Drive
Suite 900 Box 10
Woodbridge, NJ 07095-0958
Facsimile: (732) 855-6117
Attention: Kenneth Shank
Any party hereto may change the address for receipt of communications by giving written notice to the others.
          Section 15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of (i) the Company, its directors, any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any officer of the Company who signs the Registration Statement, (ii) the Selling Stockholder and each person, if any, who controls a Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (iii) the Underwriters, the officers and employees of the Underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iv) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors” shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.
          Section 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
          Section 17. Governing Law Provisions.
     (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE

INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.
     (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the City of Minneapolis and County of Hennepin or the courts of the State of Minnesota in each case located in the City of Minneapolis and County of Hennepin (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

          Section 18. Failure of One or More of the Selling Stockholders to Sell and Deliver Optional Common Shares. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholder pursuant to this Agreement at the Closing Date or the Subsequent Closing Date, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 4, 6, 8 and 9 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the Closing Date or any Subsequent Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholders, to postpone the Closing Date or the Subsequent Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.
          Section 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
          The Underwriters will (i) not make any offer relating to the Common Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by any of the Underwriters with the Commission under Rule 433 under the Securities Act other than (a) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (b) any Permitted Free Writing Prospectus, or (c) any free writing prospectus prepared by such underwriter and approved by the Company in writing prior to its first use (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Permitted Free Writing Prospectus”); and (ii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Underwriter Permitted Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping.
          The Company and the Selling Stockholders (and certain other parties) are parties to a registration rights agreement, dated as of June 21, 2005 (the “Registration Rights Agreement”) which, among other things, provides for certain indemnification rights. The Company and such Selling Stockholders agree that, as between the Company and such Selling Stockholders, in the event of any conflict between such indemnification provisions and the indemnification provisions of this Agreement, the indemnification provisions of the Registration Rights Agreement will prevail.

          Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any Preliminary Prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.
[SIGNATURE PAGE FOLLOWS]

     If the foregoing is in accordance with your understanding of our agreement,- kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

EV3 INC.

By:

By:	/s/ Patrick D. Spangler Name: Patrick D. Spangler
Title: CFO

WARBURG, PINCUS EQUITY PARTNERS, L.P.

By:	Warburg, Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Sean Carney

Name: Sean Carney
Title: Managing Director

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V.

By:	Warburg, Pincus Partners LLC, its General Partner

By:	Warburg, Pincus & Co., its Managing Member

By:	/s/ Sean Carney

Name: Sean Carney
Title: Managing Director

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.

By:	Warburg, Pincus Partners LLC, its General Partner

By:	Warburg, Pincus & Co., its Managing Member

By:	/s/ Sean Carney Name: Sean Carney
Title: Managing Director

VERTICAL FUND I, L.P.

By:	Vertical Group, L.P.,
General Partner

By:	/s/ Stephen D. Baksa

Name: Stephen D. Baksa
Title: General Partner

VERTICAL FUND II, L.P.

By:	Vertical Group, L.P.,
General Partner

By:	/s/ Stephen D. Baksa

Name: Stephen D. Baksa
Title: General Partner
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.
BANC OF AMERICA SECURITIES LLC
PIPER JAFFRAY & CO.
J.P. MORGAN SECURITIES INC.
Acting as Representatives of the
several Underwriters named in
the attached Schedule A.

BANC OF AMERICA SECURITIES LLC

By:	/s/ Thomas M. Morrison Managing Director

PIPER JAFFRAY & CO.

By:	/s/ Chad Abraham

Managing Director

J.P. MORGAN SECURITIES INC.

By:	/s/ Rakesh Mehta

Managing Director

SCHEDULE A

NUMBER OF FIRM
COMMON SHARES
UNDERWRITERS	TO BE PURCHASED
Banc of America Securities LLC	2,625,000
Piper Jaffray & Co.	2,625,000
J.P. Morgan Securities Inc.	1,750,000
Bear, Stearns & Co. Inc.	1,093,750
Thomas Weisel Partners LLC	656,250

Total	8,750,000

SCHEDULE B

		Maximum
	Maximum	Number of
	Number of Firm	Optional
	Common Shares	Common Shares
Selling Stockholder	to be Sold	to be Sold
Warburg, Pincus Equity Partners, L.P.	5,670,000	1,240,312
Warburg, Pincus Netherlands Equity Partners I, C.V.	300,000	65,625
Warburg, Pincus Netherlands Equity Partners III, C.V.	30,000	6,563
Vertical Fund I, L.P.	250,000	0
Vertical Fund II, L.P.	0	0